Exhibit 99.2

Nerdy Announces Record Fourth Quarter and Full Year 2021 Financial Results

St. Louis, Feb. 28, 2022 – Nerdy Inc. (NYSE: NRDY) today announced financial results for the fourth quarter and full year ended December 31, 2021.

“2021 was a transformational year for Nerdy, which concluded with us delivering all-time record high bookings and revenue in both the fourth quarter and the full-year,” said Chuck Cohn, Founder, Chairman and Chief Executive Officer of Nerdy Inc. “Our direct-to-consumer business continues to experience strong demand across all of our customer audiences, and we’re seeing positive early momentum in our institutional business since launching in August 2021. As we look ahead to 2022, we’re well-positioned to play an active role in the transition of learning from offline to online, whether that’s for students looking to differentiate themselves with great grades, or with school administrators finding new ways to augment traditional in-classroom instruction with new solutions.”

Please visit the Nerdy investor relations website https://www.nerdy.com/investors to view the Nerdy Q4 and Full Year 2021 Shareholder Letter.

2021 Financial Highlights and 2022 Outlook

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Record Revenue Led by Direct-to-Consumer Audience – For the full year 2021, Nerdy achieved new all-time bookings and revenue records, delivering $159.9 million in bookings and $140.7 million in revenues, results that increased 48% and 35%, respectively, compared to 2020. Nerdy’s fourth quarter 2021 bookings and revenue of $47.3 million and $42.0 million were 53% and 27% higher, respectively, similarly achieving all-time quarterly highs.

•	Strong Consumer Engagement – Nerdy’s key operating metrics continued to demonstrate strong performance, with Active Learners up 46% and Online Sessions up 73% compared to 2020.

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Institutional Momentum – Nerdy’s institutional strategy, led by Varsity Tutors for Schools, continued its strong momentum since its launch in August 2021, with the signing of the 100th contract with school districts during February 2022.

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2022 Outlook – For the first quarter of 2022, we expect revenue in a range of $45 to $48 million, up 34% at the midpoint from $34.6 million in the year-ago quarter. For the full year 2022, we expect revenue in a range of $196 to $200 million, representing >40% growth at the midpoint versus our 2021 revenue of $140.7 million.

Webcast and Earnings Conference Call

Nerdy management will host a conference call and webcast today at 5:00 p.m. Eastern Time. Interested parties may listen to the call by dialing 1-844-200-6205 or, for international callers, 1-929-526-1599. The Conference ID is 950584. A live webcast of the call will also be available on Nerdy’s investor relations website at https://www.nerdy.com/investors. A replay of the webcast will be available on Nerdy’s website for one year following the event and a telephonic replay of the call will be available until March 7, 2022 by dialing 1-866-813-9403 or 44-204-525-0658 and entering passcode 209757.

About Nerdy Inc.

Nerdy (NYSE: NRDY) is a leading platform for live online learning, with a mission to transform the way people learn through technology. The Company’s purpose-built proprietary platform leverages technology, including AI, to connect learners of all ages to experts, delivering superior value on both sides of the network. Nerdy’s comprehensive learning destination provides learning experiences across 3,000+ subjects and multiple formats—including one-on-one instruction, small group classes, large format group classes, and adaptive self-study. Nerdy’s flagship business, Varsity Tutors, is one of the nation’s largest platforms for live online tutoring and classes. Its solutions are available directly to students and consumers, as well as through schools and other institutions. Learn more about Nerdy at https://www.nerdy.com/.

Forward-looking statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the Company’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans, objectives of management and management’s outlook and projections are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company.

These risks include, but are not limited to, (1) the market opportunity of Nerdy, including our new institutional strategy; (2) any inability to recognize the anticipated benefits of the recently completed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and retain its key employees; (3) any inability of Nerdy to adequately protect its intellectual property; (4) any security breaches, loss of data or other disruptions; (5) any loss of key employees, including Nerdy’s Founder, Chairman and Chief Executive Officer; (6) the ability to obtain and/or maintain the listing of the Class A Common Stock and the Company warrants on the NYSE, and the potential liquidity and trading of such securities; (7) the market’s reaction to the recently completed business combination; (8) the limited market for Nerdy’s securities; (9) any inability to effectively and strategically use the cash received in connection with the recently completed business combination and to being a public company; (10) costs related to the recently completed business combination; (11) changes in applicable laws or regulations; (12) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of Nerdy; (13) the possibility that Nerdy may be adversely affected by other economic, business and/or competitive factors; (14) our inability to raise additional financing; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by Nerdy. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward looking statements. Additional information concerning these and other factors that may impact Nerdy’s expectations and projections can be found in Nerdy’s Annual Report on Form 10-K for the year ended Dec. 31, 2021, which was filed with the SEC on Feb. 28, 2022. In addition, Nerdy’s periodic reports and other SEC filings will be available publicly on the SEC’s website at www.sec.gov.

This earnings release includes estimates, forecasts, and projections provided by the management of Nerdy regarding future performance. Such forward-looking statements, estimates, forecasts, and projections (i) reflect various assumptions concerning future industry performance, general business, economic and regulatory conditions, market conditions for Nerdy’s services, and other matters, which assumptions may or may not prove to be correct; (ii) are inherently subject to significant contingencies and uncertainties, many of which are outside the control of Nerdy; and (iii) should not be regarded as a representation by Nerdy that such estimates, forecasts, or projections will be achieved. Actual results can be expected to vary and those variations may be material. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Nerdy or that actual results will not differ materially from those presented in the prospective financial information.

Nerdy makes no express or implied representation or warranty as to the accuracy or completeness of the information contained herein (including but not limited to projections of future performance). Nerdy expressly disclaims any and all liability for representations, express or implied, contained herein or for omissions from or errors in this earnings release or any other written or oral communication transmitted to you. All summaries and discussions of documentation and/or financial information contained herein are qualified in their entirety by reference to the actual documents and/or financial statements.

In furnishing this earnings release, Nerdy undertakes no obligation to provide you with access to any additional information. This earnings release shall not be deemed an indication of the state of affairs of Nerdy nor shall it constitute an indication that there has been no change in the business or affairs of Nerdy since the date hereof.

Contacts

Brian Nelson

Media Relations

press@nerdy.com

Molly Sorg

Investor Relations

investors@nerdy.com